Exhibit 10.1

AMENDMENT NO. 2

TO

CINEDIGM CORP. 2017 EQUITY INCENTIVE PLAN

AMENDMENT NO. 2, dated as of September 1, 2020 (this "Amendment"), to the 2017 Equity Incentive Plan (as amended, the "Plan") of Cinedigm Corp., a Delaware corporation (the "Corporation").

WHEREAS, the Corporation maintains the Plan, effective as of August 31, 2017; and

WHEREAS, the Compensation Committee of the Board of Directors of the Corporation has the authority to amend the Plan pursuant to Section 19.1 thereof.

NOW, THEREFORE, BE IT RESOLVED that, effective as of the date hereof, the Plan is hereby amended as follows:

1.  Section 4.1(b) of the Plan is revised and amended to read as follows:

"(b) The maximum number of Shares issuable pursuant to the exercise of Incentive Stock Options shall equal the maximum number of Shares available for issuance under the Plan."

2.  Sections 4.1(c) and 4.1(d) of the Plan are hereby deleted in their entirety.

3. Sections 4.1(e) is hereby relabeled as Section 4.1(c).

4.  In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

CINEDIGM CORP.

By:	/s/ Christopher J. McGurk
	Name:	Christopher J. McGurk
	Title:	Chief Executive Officer